                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934



Check the appropriate box:


||  Preliminary information statement         Confidential, for use of the
                                               Commission only (as
                                               permitted by Rule 14c-5(d)(2))



|X|  Definitive information statement



                              World Marketing, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------


(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3) Filing Party:
--------------------------------------------------------------------------------

     (4) Date Filed:
--------------------------------------------------------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        Preliminary Information Statement
                             Dated: October 19, 2007

                              WORLD MARKETING, INC.
                             543 Bedford Avenue #176
                            Brooklyn, New York 11211
                                 (800) 620-3029

                              INFORMATION STATEMENT


         This information statement (this "INFORMATION STATEMENT") is furnished to the stockholders of World Marketing, Inc., a Delaware corporation (the "COMPANY"), with respect to certain corporate actions of the Company. This information is first being provided to stockholders on or about November 5, 2007.

         The corporate actions involve the following proposals (the
"PROPOSALS"):

    1. To approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized capital to 110,000,000 shares comprising 100,000,000 shares of Common Stock par value $.00001 per share and 10,000,000 shares of Preferred Stock par value $0.00001 per share; and


    2. To specifically delineate the rights of the holders of Common Stock $.00001 par value with respect to dividends, liquidation and voting rights; and

    3. To confirm the right of the Company's board of directors to designate and issue from time to time, in one or more series, shares of Preferred Stock par value $.00001 subject to such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof hereinafter adopted by the Company's board of directors; and

    4. To specifically delineate right of the Company's board of directors to issue shares of Common and Preferred Stock for such consideration as may be determined by the Company's board of directors (but not less than par value) and to issue rights or options to acquire such shares on terms and conditions to be determined by the Company's Board of Directors; and

    5.  To change the name of the Company to Royal Energy Resources, Inc.

ONLY THE COMPANY'S STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 15, 2007 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL STOCKHOLDERS WHO, AS OF THE RECORD DATE, COLLECTIVELY HELD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY'S 13,907,027 ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE VOTED IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS ARE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

                       BY ORDER OF THE BOARD OF DIRECTORS



 By:  /s/ JACOB ROTH
      -----------------------
      Jacob Roth
      President, Chief Executive Officer and
      Chief Financial Officer


 Brooklyn, New York
 Date: November 5,, 2007

                              WORLD MARKETING, INC.
                             543 Bedford Avenue #176
                            Brooklyn, New York 11211
                              ---------------------

                              INFORMATION STATEMENT

                                November 5, 2007

                            -------------------------


    This Information Statement (this "INFORMATION STATEMENT") contains information related to certain corporate actions of World Marketing, Inc., a Delaware corporation (the "COMPANY"), and is expected to be mailed to stockholders on or about November 5, 2007.


                         ABOUT THE INFORMATION STATEMENT

What Is The Purpose Of The Information Statement?


This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") to notify the Company's stockholders, as of the close of business on October 15, 2007 (the "RECORD DATE"), of corporate action taken pursuant to the consents or authorizations of certain principal stockholders. Stockholders holding in excess of a majority of the Company's outstanding common stock have acted upon certain corporate matters outlined in this Information Statement, consisting of the approval of an amendment to the Company's Certificate of Incorporation to (a) increase the Company's authorized capital to 110,000,000 shares comprising 100,000,000 shares of Common Stock par value $.00001 per share and 10,000,000 shares of Preferred Stock par value $0.00001 per share; (b) specifically delineate the rights of the holders of Common Stock $.00001 par value with respect to dividends, liquidation and voting rights; (c) confirm the right of the Company's board of directors to designate and issue from time to time, in one or more series, shares of Preferred Stock par value $.00001 subject to such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof hereinafter adopted by the Company's board of directors; (d) specifically delineate right of the Company's board of directors to issue shares of Common and Preferred Stock for such consideration as may be determined by the Company's board of directors (but not less than par value) and to issue rights or options to acquire such shares on terms and conditions to be determined by the Company's Board of Directors and (e) to change the name of the Company to Royal Energy Resources, Inc. (collectively, the "Proposals").


Who Is Entitled To Notice?

Each holder of an outstanding share of common stock of record on the close of business on the Record Date will be entitled to notice of each matter voted upon pursuant to consents or authorizations by principal stockholders. Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the Company's 13,907,027issued and outstanding shares of common stock have voted in favor of the Proposals. Under Delaware corporate law, all the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the proposal is required.

What Corporate Matters Did The Principal Stockholders Vote For And How Did They Vote?

         On October 18, 2007, the Company's stockholders holding in excess of a majority of the outstanding stock have voted for the following matters:

         The holders of 9,000,000 of the Company's 13,907,027 issued and outstanding shares voted in favor of the Proposals and each of them.

What Vote Is Required To Approve The Proposals?

         With respect to the Proposals, the affirmative vote of a majority of the shares of common stock outstanding on the Record Date, or 6,953,514 shares, was required for approval of the amendment of the Company's Certificate of Incorporation which incorporated each of the matters detailed in the Proposals. Principal stockholders holding in excess of 6,953,514 shares have voted for the approval of the amendment.

The Company's stockholders that have voted in favor of the Proposals and the number of shares of common stock within their voting control as of the Record Date are described below. These stockholders had 64.7% of the shares of the Company's common stock. Accordingly, these stockholders had sufficient shares to approve both of the Proposals.

Principal Stockholders Who Voted In Favor Of The Proposals

The table below indicates the holders of shares of the Company's common stock that have voted in favor of the Proposals.


                                                    Common Stock
                                                Voted on Record Date
----------------------------------------------------------------------------
Name/Address                                     Number      Percent(1)
----------------------------------------------------------------------------

Jacob Roth
543 Bedford Avenue #176
Brooklyn, New York 11211                       9,000,000         64.7%

TOTAL:                                         9,000,000         64.7 %

----------------

(1) Applicable percentage of ownership is based on 13,907,027 shares of common stock outstanding as of the Record Date.


                              BENEFICIAL OWNERSHIP

         The following table sets forth, as of October 15, 2007, information with respect to the beneficial ownership of our common stock by (i) persons known by us to beneficially own more than five percent (5%) of the outstanding shares, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group.

                                                                   Common Stock
                                                                Beneficially Owned
----------------------------------------------------------------------------------------
Name/Address                                                   Number       Percent(1)
----------------------------------------------------------------------------------------
Jacob Roth (2)
543 Bedford Avenue #176
Brooklyn, New York 11211                                      9,000,000         64.7%
Frimet Taub (2)
543 Bedford Avenue #176
Brooklyn, New York 11211                                        250,000          1.8%


ALL OFFICERS AND DIRECTORS AS A GROUP (2 PERSONS)             9,250,000         66.5%

(1) Applicable percentage of ownership is based on 13,907,027 shares of common stock outstanding as of October 15, 2007, together with any applicable warrants. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to warrants that are currently exercisable or exercisable within sixty (60) days of October 15, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. As of the date of this Information Statement, common stock is the only outstanding class of equity securities of the Company.

(2)      Frimet Taub is Jacob Roth's daughter.


                                  THE PROPOSALS

         The Proposals comprise the approval of an amendment to the Company's Certificate of Incorporation to (a) increase the Company's authorized capital to 110,000,000 shares comprising 100,000,000 shares of Common Stock par value $.00001 per share and 10,000,000 shares of Preferred Stock par value $0.00001 per share; (b) specifically delineate the rights of the holders of Common Stock $.00001 par value with respect to dividends, liquidation and voting rights; (c) confirm the right of the Company's board of directors to designate and issue from time to time, in one or more series, shares of Preferred Stock par value $.00001 subject to such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof hereinafter adopted by the Company's board of directors; (d) specifically delineate right of the Company's board of directors to issue shares of Common and Preferred Stock for such consideration as may be determined by the Company's board of directors (but not less than par value) and to issue rights or options to acquire such shares on terms and conditions to be determined by the Company's Board of Directors and
(e) to change the name of the Company to Royal Energy Resources, Inc.

Certificate of Amendment

         Pursuant to the approval of the Proposals, the following amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that:

         Article FIRST of the Certificate of Incorporation shall be as follows:

"FIRST:  The name of the Corporation is Royal Energy Resources, Inc.

         Article FOURTH of the Certificate of Incorporation shall be as follows:

"FOURTH.

         (a) AUTHORIZED CAPITAL. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares, par value of $0.00001 shall be designated as Common Stock ("Common Stock"), and 10,000,000 shares, par value of $0.00001, shall be designated as Preferred Stock ("Preferred Stock").).

         (b) COMMON STOCK.

                  (i) DIVIDENDS. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefor. Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

                  (ii) LIQUIDATION. In the event of any liquidation of the Corporation, after payment or provision for payment of the debts and liabilities of the Corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders. Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

                  (iii) VOTING. Except as MAY otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to paragraph (c) of this Article Fourth, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

         (c) PREFERRED STOCK.

                  (i) GENERAL. Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a "Preferred Stock Designation").

                  (ii) AUTHORITY OF BOARD OF DIRECTORS; PREFERRED STOCK DESIGNATION. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                  (1) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                  (2) the number of shares to constitute the series and the designations thereof;

                  (3) the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

                  (4) whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

                  (5) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

                  (6) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                  (7) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                  (8) whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                  (9) any other special rights and protective provisions with respect to any series that the Board of Directors may deem advisable.

                  (iii) SEPARATE SERIES; INCREASE OR DECREASE IN AUTHORIZED SHARES. The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

         (d) GENERAL.

                  (i) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute discretion. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                  (ii) Subject to the provisions of this Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the capital stock of the Corporation of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such rights or options."

Purpose of Increasing the Number of Authorized Shares of Common Stock

         The Board believes that it is desirable to have an increased number of authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Board believes that having the additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility to issue such shares without the expense and delay of a special stockholders' meeting. Although such issuance of common shares with respect to future financings and acquisitions could dilute existing stockholders, the Board believes that such transactions would increase the value of the Company to its stockholders.

ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED COMMON STOCK

       There are certain advantages and disadvantages of increasing the Company's authorized common stock and the authorization of shares of preferred stock. The advantages include:

                  o The ability to raise capital by issuing capital stock under future financing transactions, if any.

                  o To have shares of common stock available to pursue business expansion opportunities, if any.

           The disadvantages include:

                  o Dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

                  o The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.


Purpose of Authorizing Shares of Preferred Stock

       The Board believes that having authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility, as the voting powers, designations, preferences and rights of the shares of preferred stock, as well as the issuance of such shares of preferred stock may be established without the expense and delay of a special stockholders' meeting. The issuance of shares of preferred stock having special voting provisions could alter the control of the Company by the holders of the Company's shares of common stock. Although such issuance of preferred shares with respect to future financings and acquisitions would dilute existing stockholders if the shares are convertible into shares of common shares, the Board believes that such transactions would increase the value of the Company to its stockholders. In addition, by delegating to the Company's board of directors the right to designate and issue from time to time, in one or more series, shares of Preferred Stock par value $.00001 subject to such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof hereinafter adopted by the Company's board of directors and to specifically delineate right of the Company's board of directors to issue shares of Common and Preferred Stock for such consideration as may be determined by the Company's board of directors and to issue rights or options to acquire such shares on terms and conditions to be determined by the Company's Board of Directors gives the Board the flexibility to act quickly in response to various business opportunities, without the expense and delay of calling a special stockholders' meeting.

ADVANTAGES AND DISADVANTAGES OF AUTHORIZING SHARES OF PREFERRED STOCK

       There are certain advantages and disadvantages of voting for the authorization of shares of preferred stock. The advantages include:

                  o The ability to raise capital by issuing preferred stock under possible financing transactions, if any.

                  o To have shares of preferred stock available to pursue business expansion opportunities, if any.

The disadvantages include:

                  o Dilution to the existing stockholders, which could cause the market price of our stock to decline.

                  o The issuance of shares of preferred stock having special voting provisions could alter the control of the Company by the holders of the Company's shares of common stock.

                  o The issuance of authorized but unissued preferred stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Purpose of Specifically Delineating the Rights of the Holders of Common Stock

         The Company's Certificate of Incorporation does not presently address the rights of the holders of its shares of common stock with respect to dividends, liquidation and voting. The Board determined that it was in the best interests of the Company and the holders of shares of common stock to provide a description of these rights in the Company's Certificate of Incorporation. The Board believes that this amendment is neutral with respect to advantages and disadvantages for the holders of shares of the Company's common stock and provides specificity which was omitted in the Certificate of Incorporation as originally written.

Purpose of Specifically Delineating the Right of the Company's Board to Issue Shares of Common and Preferred Stock

         The Board believes that granting it the right to issue such shares of common and preferred stock for such consideration as it may be determine and to issue rights or options to acquire such shares on terms and conditions it may determine provides for the flexibility which the Board believes will be required to respond to financing and business and acquisition opportunities without the expense and delay of a special stockholders' meeting.

ADVANTAGES AND DISADVANTAGES OF GRANTING THE BOARD THE RIGHT TO ISSUE SHARES IN A MANNER IT MAY DETERMINE WITHOUT FURTHER STOCKHOLDER APPROVAL

       There are certain advantages and disadvantages of authorizing the Board to issue shares in a manner it may determine without further stockholder approval. The advantages include:

                  o The ability to act expeditiously to issue new shares under possible financing transactions, if any.

                  o The ability to act expeditiously to issue new shares to pursue business expansion opportunities, if any.

The disadvantages include:

                  o The stockholders will not have the right to approve issuances of additional shares which may prove dilutive and which could cause the market price of our stock to decline.

                  o The Board is given the exclusive right to determine the value and number of shares to be issued in connection with any specific transaction.

                  o The Board may have a conflict of interest in determining to issue additional shares of the Company's stock or in determining the designations, rights and preferences attributable to newly issued series of shares of preferred stock.

                  o The issuance of shares of preferred stock having special voting provisions could alter the control of the Company by the holders of the Company's shares of common stock.

                  o The issuance of authorized but unissued preferred stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Purpose of Changing the Name of the Company

         The Board believes that the name "World Marketing, Inc." is not properly descriptive of the business of the Company in that it intends to invest in the future in oil and gas properties. The Board believes that the name "Royal Energy Resources, Inc. is properly descriptive of such business operations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Our Board unanimously recommended the approval of the proposed amendment of the Company's Certificate of Incorporation in its entirety.

                            DESCRIPTION OF SECURITIES

CAPITAL STOCK

         Our authorized capital stock currently consists of 25,000,000 shares of common stock, par value $0.00001 per share. No shares of preferred stock are currently authorized. As of October 15, 2007, we have 13,907,027 shares of common stock outstanding, of which 9,250,000 shares held by our affiliates are restricted securities as that term is defined in Rule 144. These restricted shares may only be sold if they are registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or are exempt from such registration requirements. The following description is a summary of our securities and contains the material terms of such securities. Additional information can be found in our Articles of Incorporation (as amended) and Bylaws.

COMMON STOCK

         Each share of common stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of directors.

WARRANTS/OPTIONS

         As of October 15, 2007, there are no outstanding warrants or options to purchase shares of the Company's common stock.

TRANSFER AGENT & REGISTRAR

         The transfer agent and registrar for our common stock is Routh Stock Transfer, 5700 West Plano Parkway, Suite 1000, Plano, TX 75093. Their telephone number is (972) 381-2782.

LIMITATION OF LIABILITY; INDEMNIFICATION

         Our Bylaws include an indemnification provision whereby we have agreed to indemnify directors and officers of the Company to the fullest extent possible from and against any and all claims of any type arising from or related to future acts or omissions as a director or officer of the Company.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing, or otherwise, we have been advised that in the opinion of the U.S. Securities & Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ANTI-TAKEOVER EFFECTS OF PROVISIONS IN CHARTER DOCUMENTS

         Pursuant to the terms of our Bylaws, our authorized but unissued common shares are available for future issuance without having to obtain stockholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board's desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

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

DIVIDENDS

         The Company has not declared or paid cash dividends on its common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board at that time and will depend upon, among other factors, on the Company's operations.

ADDITIONAL INFORMATION

         Additional information concerning World Marketing, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC's EDGAR archives at HTTP://WWW.SEC.GOV.


    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

       (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

       (b) No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this Information Statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this Information Statement.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple securityholders sharing an address unless the Company has received contrary instructions from one (1) or more of the securityholders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a securityholder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 543 Bedford Avenue #176, Brooklyn, New York 11211; or by calling the Company at (800) 620-3029, and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.


                                     By Order of the Board of Directors

Brooklyn, New York

Date: November 5, 2007                By: /s/ JACOB ROTH

                                        -----------------------------------
                                        Jacob Roth
                                        President, Chief Executive Officer and
                                        Chief Financial Officer


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